UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2016 (August 29, 2016)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 29, 2016, the holders of the Common Units – Class B of the Partnership elected, by written consent, Conrad P. Albert, James E. Davison, James E. Davison, Jr., Sharilyn S. Gasaway, Kenneth M. Jastrow II, Corbin J. Robertson III, Jack T. Taylor and Grant E. Sims to the board of directors of the General Partner. Holders of all 39,997 of the Common Units – Class B executed the written consent; there were no votes against, abstentions or broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)

	By:	GENESIS ENERGY, LLC, as General Partner

Date: September 1, 2016	By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer